UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 2, 2007
Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 18 Queen Street, Hamilton HM JX Bermuda	N/A

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES
EXHIBIT INDEX
Form of Award Agreement
Amendment No. 1 to Equity Incentive Plan
Amendment No. 1 to Annual Incentive program

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Bonus Awards for the Fiscal Year ended December 31, 2006
     On April 2, 2007, Enstar Group Limited, formerly Castlewood Holdings Limited (the “Company”), awarded bonuses under the Company’s 2006-2010 Annual Incentive Compensation Program (the “Annual Incentive Program”). The bonuses, which consist of cash and ordinary shares of the Company, were awarded to the following executives of the Company in the amounts set forth below:

Employee	Cash Bonus Amount	Ordinary Share Awards
Dominic F. Silvester	$937,508	3,168
Paul J. O’Shea	$937,508	3,168
Nicholas A. Packer	$750,046	2,534
Richard J. Harris	$750,046	2,534
     In addition, the Company awarded bonuses to John J. Oros, Executive Chairman of the Company and President of the Company’s subsidiary, Enstar USA, Inc., and Nimrod T. Frazer, the former Chief Executive Officer of the Company’s subsidiary, Enstar USA, Inc. Mr. Oros received a bonus of $937,508 in cash and 3,168 ordinary shares of the Company. Mr. Frazer received a bonus of $562,584 in cash and 1,900 ordinary shares of the Company.
     The ordinary shares provided as bonuses were issued under the Company’s 2006 Equity Incentive Plan (the “Equity Plan”) and were awarded pursuant to an award agreement in the form attached hereto as Exhibit 10.1.
     Also, on April 2, 2007, the Company’s Board of Directors approved an amendment to each of the Equity Plan and the Annual Incentive Program. The amendment to the Equity Plan changed the name of the Equity Plan to the Enstar Group Limited 2006 Equity Incentive Plan. The amendment to the Annual Incentive Program changed the name of the Annual Incentive Program to the Enstar Group Limited 2006-2010 Annual Incentive Compensation Program. A copy of Amendment No. 1 to the Equity Plan and Amendment No. 1 to the Annual Incentive Program are attached hereto as exhibits 10.2 and 10.3, respectively.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
10.1	Form of Award Agreement under the Castlewood Holdings Limited 2006 Equity Incentive Plan

10.2	Amendment No. 1 to Equity Incentive Plan

10.3	Amendment No. 1 to Annual Incentive Program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED

Date: April 6, 2007	By: /s/ Richard J. Harris

Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX
10.1	Form of Award Agreement under the Castlewood Holdings Limited 2006 Equity Incentive Plan
10.2	Amendment No. 1 to Equity Incentive Plan
10.3	Amendment No. 1 to Annual Incentive Program